UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01         Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2026, Azio AI Holdings, Inc., a Delaware corporation (the “Company”), received a letter (the “Letter”) from the Listing Qualifications Department (the “Department”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company failed to comply with Nasdaq’s shareholder approval requirements set forth in Nasdaq Listing Rule 5635(b) (the “Rule”), which requires shareholder approval prior to the issuance of securities when the issuance or potential issuance will result in a change of control of the Company, in connection with the consummation of the transactions contemplated by that certain Amended and Restated Agreement and Plan of Merger, dated July 2, 2026, by and among the Company, Azio AI Corporation, a Delaware corporation (“Azio AI”), and the other parties thereto (collectively, the “Transaction”) on July 2, 2026 (the “Closing Date”). The Letter has no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements.

The Letter states that, on the Closing Date, the Company completed the Transaction and certain changes indicative of change of control then followed prior to the Company obtaining shareholder approval, including the appointment of five executive officers affiliated with Azio AI, including Chris Young as Chief Executive Officer of the Company, Simon Yu as President of the Company, David Shiue as Chief Business Development Officer of the Company, Gary Chen as Chief Product Officer, and Jenny Yang as Chief Administrative Officer of the Company (the “Azio AI Officers”).

The Letter also notified the Company of Nasdaq’s determination that, as result of the removal of four of the Azio AI Officers (including Simon Yu, David Shiue, Gary Chen, and Jenny Yang) as officers of the Company by the Board of Directors of the Company (the “Board”) effective as of August 27, 2026, the Company has remediated the deficiency, and the matter is now closed. Chris Young will continue to serve as the Chief Executive Officer of the Company.

The Company, by filing this Current Report on Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2026, the Board resolved that Simon Yu will no longer serve as the President of the Company until the Company has satisfied the requirements of Nasdaq Listing Rules 5635 and 5110 and, as such, Mr. Yu shall no longer be designated as an “executive officer” within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or an “officer” within the meaning of Section 16 of the Exchange Act. Mr. Yu will continue to be employed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: August 28, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer